Exhibit 99.2

STANCORP FINANCIAL GROUP, INC.

STATISTICAL SUPPLEMENT

March 31, 2015

(Unaudited)

Financial measures that exclude after-tax net capital gains and losses and accumulated other comprehensive income (loss) are non-GAAP (Generally Accepted Accounting Principles in the United States) measures. To provide investors with a broader understanding of earnings, the Company provides net income per diluted share excluding after-tax net capital gains and losses, along with the GAAP measure of net income per diluted share, because capital gains and losses are not likely to occur in a stable pattern.

Net income return on average equity excluding after-tax net capital gains and losses from net income and accumulated other comprehensive income (loss) from equity is furnished along with the GAAP measure of net income return on average equity because management believes providing both measures gives investors a broader understanding of net income return on average equity. Measuring net income return on average equity excluding accumulated other comprehensive income (loss) excludes the effect of market value fluctuations of the Company’s fixed maturity securities associated with changes in interest rates and other market data. Management believes that measuring net income return on average equity excluding accumulated other comprehensive income (loss) is important to investors because the low turnover of the Company’s portfolio of fixed maturity securities may not be such that unrealized gains and losses reflected in accumulated other comprehensive income (loss) are ultimately realized. Furthermore, for the purpose of calculating this ratio, management believes exclusion of accumulated other comprehensive income (loss) provides investors with a better measure of return.

Certain prior period amounts may have been reclassified to conform to the current period’s presentation.

Effective January 1, 2015, the Company adopted Accounting Standards Update (“ASU”) No. 2014-01, Accounting for Investments in Qualified Affordable Housing Projects, on a retrospective basis. In accordance with ASU No. 2014-01, the Company has adjusted its financial results for the periods prior to the first quarter of 2015.

StanCorp Financial Group, Inc.

1100 SW Sixth Avenue

Portland, Oregon 97204

Investor Inquiries:

Jeff Hallin

Phone: (971) 321-6127

Fax: (971) 321-5037

jeff.hallin@standard.com

www.stancorpfinancial.com

STANCORP FINANCIAL GROUP, INC.

Financial Highlights

(Dollars in millions-except per share data)

CONSOLIDATED

						2015	2014
2010	2011	2012	2013	2014		1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Income (loss) before income taxes:
$310.4	$203.5	$189.1	$284.0	$269.4	Insurance Services	$74.9	$72.0	$93.6	$44.0	$59.8
55.5	61.3	64.0	79.3	77.9	Asset Management	19.4	18.7	20.8	22.0	16.4
(84.0)	(66.3)	(56.3)	(33.8)	(42.2)	Other	(16.9)	(14.5)	(11.5)	(8.7)	(7.5)

281.9	198.5	196.8	329.5	305.1	Total income before income taxes	77.4	76.2	102.9	57.3	68.7

95.7	61.6	59.6	103.9	94.8	Income taxes	20.9	24.6	33.1	16.5	20.6

$186.2	$136.9	$137.2	$225.6	$210.3	Net income	$56.5	$51.6	$69.8	$40.8	$48.1

					Net income per common share:
$3.98	$3.05	$3.10	$5.10	$4.89	Basic	$1.34	$1.23	$1.63	$0.94	$1.10
3.96	3.04	3.09	5.07	4.84	Diluted	1.32	1.21	1.62	0.93	1.08

					Share data:
46,774,277	44,876,650	44,283,771	44,243,364	43,018,215	Basic weighted-average	42,130,728	42,110,016	42,777,337	43,311,156	43,896,627
47,006,228	45,016,070	44,359,891	44,527,405	43,455,136	Diluted weighted-average	42,673,025	42,563,312	43,184,170	43,710,063	44,381,944
46,159,387	44,268,859	44,419,448	44,126,389	42,077,825	At period end	42,186,489	42,077,825	42,475,479	42,949,566	43,748,487

$186.2	$136.9	$137.2	$225.6	$210.3	Net income	$56.5	$51.6	$69.8	$40.8	$48.1
(30.5)	(4.1)	(5.2)	(7.6)	(7.6)	After-tax net capital (losses) gains	(5.4)	(4.2)	(3.0)	0.3	(0.7)

$216.7	$141.0	$142.4	$233.2	$217.9	Net income excluding after-tax net capital (losses) gains	$61.9	$55.8	$72.8	$40.5	$48.8

$(49.0)	$(6.3)	$(8.4)	$(12.8)	$(12.1)	Net capital (losses) gains	$(8.6)	$(6.8)	$(4.7)	$0.5	$(1.1)
(18.5)	(2.2)	(3.2)	(5.2)	(4.5)	Tax (benefit) expense on net capital (losses) gains	(3.2)	(2.6)	(1.7)	0.2	(0.4)

$(30.5)	$(4.1)	$(5.2)	$(7.6)	$(7.6)	After-tax net capital (losses) gains	$(5.4)	$(4.2)	$(3.0)	$0.3	$(0.7)

					Net income per diluted common share:
$3.96	$3.04	$3.09	$5.07	$4.84	Net income	$1.32	$1.21	$1.62	$0.93	$1.08
(0.65)	(0.09)	(0.12)	(0.17)	(0.17)	After-tax net capital (losses) gains	(0.13)	(0.10)	(0.07)	—	(0.02)

$4.61	$3.13	$3.21	$5.24	$5.01	Net income excluding after-tax net capital (losses) gains	$1.45	$1.31	$1.69	$0.93	$1.10

$1,891.4	$1,987.4	$2,164.7	$2,145.6	$2,155.6	Shareholders’ equity	$2,256.8	$2,155.6	$2,255.7	$2,251.6	$2,218.7
160.9	235.1	309.3	134.7	114.3	Accumulated other comprehensive income	153.3	114.3	188.7	225.9	184.9

$1,730.5	$1,752.3	$1,855.4	$2,010.9	$2,041.3	Shareholders’ equity excluding accumulated other comprehensive income	$2,103.5	$2,041.3	$2,067.0	$2,025.7	$2,033.8

10.3%	7.1%	6.6%	10.5%	9.8%	Net income return on average equity	10.2%	9.4%	12.4%	7.3%	8.8%
11.0	7.9	7.6	11.7	10.4	Net income return on average equity (excluding accumulated other comprehensive income)	10.9	10.0	13.6	8.0	9.5
12.8	8.1	7.9	12.1	10.8	Net income return on average equity (excluding after-tax net capital (losses) gains and accumulated other comprehensive income)	11.9	10.9	14.2	8.0	9.7

					Book value per common share:
$40.98	$44.89	$48.73	$48.62	$51.23	Including accumulated other comprehensive income	$53.50	$51.23	$53.11	$52.42	$50.71
3.49	5.31	6.96	3.05	2.72	Accumulated other comprehensive income	3.64	2.72	4.45	5.26	4.22

$37.49	$39.58	$41.77	$45.57	$48.51	Excluding accumulated other comprehensive income	$49.86	$48.51	$48.66	$47.16	$46.49

3,091	2,974	2,875	2,702	2,803	Number of employees	2,781	2,803	2,787	2,748	2,733

STANCORP FINANCIAL GROUP, INC.

Financial Results

(In millions)

CONSOLIDATED

						2015	2014
2010	2011	2012	2013	2014		1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$2,097.7	$2,153.3	$2,163.9	$2,124.3	$2,052.4	Premiums	$532.1	$515.8	$507.3	$519.2	$510.1
116.5	115.5	114.7	121.6	130.8	Administrative fees	32.7	33.8	32.8	32.6	31.6
603.7	619.2	641.6	643.5	617.2	Net investment income	153.3	155.9	152.6	154.8	153.9
					Net capital (losses) gains:
(0.7)	(1.8)	(3.2)	(1.1)	(1.2)	Total other-than-temporary impairment losses on fixed maturity securities—available-for-sale	—	(0.8)	(0.3)	(0.1)	—
(48.3)	(4.5)	(5.2)	(11.7)	(10.9)	All other net capital (losses) gains	(8.6)	(6.0)	(4.4)	0.6	(1.1)

(49.0)	(6.3)	(8.4)	(12.8)	(12.1)	Total net capital (losses) gains	(8.6)	(6.8)	(4.7)	0.5	(1.1)

2,768.9	2,881.7	2,911.8	2,876.6	2,788.3	Total revenues	709.5	698.7	688.0	707.1	694.5

					Benefits and expenses:
1,619.8	1,771.2	1,793.0	1,655.4	1,582.2	Benefits to policyholders	398.7	394.1	360.8	426.2	401.1
158.4	161.0	171.3	176.4	164.6	Interest credited	41.1	41.8	38.7	40.6	43.5
446.2	471.2	470.5	442.6	470.6	Operating expenses	121.9	122.3	119.9	115.3	113.1
206.1	218.7	203.7	207.9	207.2	Commissions and bonuses	60.7	52.5	53.2	49.7	51.8
34.7	36.7	37.5	35.3	31.5	Premium taxes	9.1	6.8	7.5	8.1	9.1
38.9	38.9	39.9	34.4	31.8	Interest expense	7.8	7.7	7.8	7.9	8.4
(76.0)	(81.7)	(71.4)	(76.9)	(80.1)	Deferral of acquisition costs	(25.0)	(21.2)	(22.2)	(16.5)	(20.2)
58.9	67.2	70.5	72.0	75.4	Amortization of deferred acquisition costs, value of business acquired and other intangible assets	17.8	18.5	19.4	18.5	19.0

2,487.0	2,683.2	2,715.0	2,547.1	2,483.2	Total benefits and expenses	632.1	622.5	585.1	649.8	625.8

281.9	198.5	196.8	329.5	305.1	Income before income taxes	77.4	76.2	102.9	57.3	68.7

95.7	61.6	59.6	103.9	94.8	Income taxes	20.9	24.6	33.1	16.5	20.6

186.2	136.9	137.2	225.6	210.3	Net income	56.5	51.6	69.8	40.8	48.1

					Other comprehensive income (loss), net of tax:
					Unrealized gains (losses) on securities—available-for-sale:
100.5	103.4	71.4	(205.3)	50.3	Net unrealized capital gains (losses) on securities available-for-sale	37.3	(5.0)	(37.0)	41.1	51.2
(9.6)	(5.9)	(3.6)	(4.5)	(2.0)	Reclassification adjustment for net capital (gains) losses included in net income	(0.3)	0.1	(0.6)	(0.6)	(0.9)
					Employee benefit plans:
(5.0)	(26.6)	—	41.2	(70.4)	Prior service (cost) credit and net gains (losses) arising during the period, net	(0.1)	(70.0)	—	—	(0.4)
3.6	3.3	6.4	(6.0)	1.7	Reclassification adjustment for amortization to net periodic pension cost (credit), net	2.1	0.5	0.4	0.5	0.3

89.5	74.2	74.2	(174.6)	(20.4)	Total	39.0	(74.4)	(37.2)	41.0	50.2

$275.7	$211.1	$211.4	$51.0	$189.9	Comprehensive income (loss)	$95.5	$(22.8)	$32.6	$81.8	$98.3

					Statutory data - insurance subsidiaries: *
$317.4	$185.1	$182.3	$272.8	$268.5	Net gain from operations before federal income taxes and realized capital gains (losses)	$70.3	$60.7	$108.9	$48.3	$50.6
202.4	143.1	138.8	197.9	212.6	Net gain from operations after federal income taxes and before realized capital gains (losses)	62.9	50.4	80.9	40.4	40.9
1,226.8	1,193.1	1,259.6	1,359.0	1,228.4	Capital and surplus	1,233.7	1,228.4	1,188.8	1,358.9	1,357.5
95.6	107.2	117.5	127.5	106.2	Asset valuation reserve	105.5	106.2	131.7	132.2	129.8

*	Statutory data represents Standard Insurance Company and The Standard Life Insurance Company of New York.

STANCORP FINANCIAL GROUP, INC.

Financial Results

(In millions)

RESULTS BY SEGMENT

						2015	2014
2010	2011	2012	2013	2014		1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
					Premiums:
$1,892.9	$1,973.0	$1,980.6	$1,926.9	$1,842.8	Employee Benefits	$478.0	$462.2	$453.9	$467.3	$459.4
163.3	172.3	176.6	190.5	199.1	Individual Disability	50.4	51.8	50.3	48.9	48.1

2,056.2	2,145.3	2,157.2	2,117.4	2,041.9	Insurance Services	528.4	514.0	504.2	516.2	507.5
41.5	8.0	6.7	6.9	10.5	Asset Management	3.7	1.8	3.1	3.0	2.6

2,097.7	2,153.3	2,163.9	2,124.3	2,052.4	Total premiums	532.1	515.8	507.3	519.2	510.1

					Administrative fees:
9.3	12.0	13.7	15.1	16.5	Employee Benefits	4.0	4.3	3.8	4.2	4.2
0.3	0.3	0.2	0.2	0.2	Individual Disability	—	0.1	—	0.1	—

9.6	12.3	13.9	15.3	16.7	Insurance Services	4.0	4.4	3.8	4.3	4.2
121.5	119.9	118.8	124.9	133.4	Asset Management	33.7	34.2	33.9	33.1	32.2
(14.6)	(16.7)	(18.0)	(18.6)	(19.3)	Other	(5.0)	(4.8)	(4.9)	(4.8)	(4.8)

116.5	115.5	114.7	121.6	130.8	Total administrative fees	32.7	33.8	32.8	32.6	31.6

					Net investment income:
286.3	290.6	294.3	278.5	261.1	Employee Benefits	63.9	64.9	64.9	66.1	65.2
52.6	53.0	54.7	53.7	53.1	Individual Disability	13.7	13.3	13.1	13.3	13.4

338.9	343.6	349.0	332.2	314.2	Insurance Services	77.6	78.2	78.0	79.4	78.6
251.0	262.7	278.6	293.2	283.3	Asset Management	71.2	72.2	69.4	72.2	69.5
13.8	12.9	14.0	18.1	19.7	Other	4.5	5.5	5.2	3.2	5.8

603.7	619.2	641.6	643.5	617.2	Total net investment income	153.3	155.9	152.6	154.8	153.9

(49.0)	(6.3)	(8.4)	(12.8)	(12.1)	Net capital (losses) gains	(8.6)	(6.8)	(4.7)	0.5	(1.1)

2,768.9	2,881.7	2,911.8	2,876.6	2,788.3	Total revenues	709.5	698.7	688.0	707.1	694.5

					Benefits and expenses:
1,925.1	2,117.7	2,150.5	1,993.4	1,904.9	Employee Benefits	493.7	475.1	441.5	500.9	487.4
169.2	180.0	180.5	187.5	198.5	Individual Disability	41.4	49.5	50.9	55.0	43.1

2,094.3	2,297.7	2,331.0	2,180.9	2,103.4	Insurance Services	535.1	524.6	492.4	555.9	530.5
358.5	329.3	340.1	345.7	349.3	Asset Management	89.2	89.5	85.6	86.3	87.9
34.2	56.2	43.9	20.5	30.5	Other	7.8	8.4	7.1	7.6	7.4

2,487.0	2,683.2	2,715.0	2,547.1	2,483.2	Total benefits and expenses	632.1	622.5	585.1	649.8	625.8

					Income (loss) before income taxes:
263.4	157.9	138.1	227.1	215.5	Employee Benefits	52.2	56.3	81.1	36.7	41.4
47.0	45.6	51.0	56.9	53.9	Individual Disability	22.7	15.7	12.5	7.3	18.4

310.4	203.5	189.1	284.0	269.4	Insurance Services	74.9	72.0	93.6	44.0	59.8
55.5	61.3	64.0	79.3	77.9	Asset Management	19.4	18.7	20.8	22.0	16.4
(84.0)	(66.3)	(56.3)	(33.8)	(42.2)	Other	(16.9)	(14.5)	(11.5)	(8.7)	(7.5)

281.9	198.5	196.8	329.5	305.1	Total income before income taxes	77.4	76.2	102.9	57.3	68.7
95.7	61.6	59.6	103.9	94.8	Income taxes	20.9	24.6	33.1	16.5	20.6

$186.2	$136.9	$137.2	$225.6	$210.3	Net income	$56.5	$51.6	$69.8	$40.8	$48.1

STANCORP FINANCIAL GROUP, INC.

Financial Results

(Dollars in millions)

INSURANCE SERVICES

						2015	2014
2010	2011	2012	2013	2014		1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$2,056.2	$2,145.3	$2,157.2	$2,117.4	$2,041.9	Premiums	$528.4	$514.0	$504.2	$516.2	$507.5
9.6	12.3	13.9	15.3	16.7	Administrative fees	4.0	4.4	3.8	4.3	4.2
338.9	343.6	349.0	332.2	314.2	Net investment income	77.6	78.2	78.0	79.4	78.6

2,404.7	2,501.2	2,520.1	2,464.9	2,372.8	Total revenues	610.0	596.6	586.0	599.9	590.3

					Benefits and expenses:
1,566.4	1,750.9	1,773.3	1,637.7	1,561.4	Benefits to policyholders	391.8	388.8	355.2	421.0	396.4
4.8	4.6	4.2	4.3	2.6	Interest credited	0.7	—	0.7	1.2	0.7
331.8	338.7	349.1	340.0	349.2	Operating expenses	90.6	90.2	89.3	85.5	84.2
175.7	185.1	172.7	174.2	170.6	Commissions and bonuses	50.5	41.5	43.4	41.3	44.4
34.5	36.6	37.5	35.2	31.5	Premium taxes	9.1	6.8	7.5	8.1	9.1
(61.3)	(64.5)	(55.9)	(60.3)	(61.4)	Deferral of acquisition costs	(19.7)	(14.7)	(16.6)	(13.0)	(17.1)
42.4	46.3	50.1	49.8	49.5	Amortization of deferred acquisition costs, value of business acquired and other intangible assets	12.1	12.0	12.9	11.8	12.8

2,094.3	2,297.7	2,331.0	2,180.9	2,103.4	Total benefits and expenses	535.1	524.6	492.4	555.9	530.5

$310.4	$203.5	$189.1	$284.0	$269.4	Income before income taxes	$74.9	$72.0	$93.6	$44.0	$59.8

					Statistics (% of total premiums):
16.1%	15.8%	16.2%	16.1%	17.1%	Operating expenses	17.1%	17.5%	17.7%	16.6%	16.6%
15.1	9.5	8.8	13.4	13.2	Income before income taxes	14.2	14.0	18.6	8.5	11.8

STANCORP FINANCIAL GROUP, INC.

Financial Results

(Dollars in millions)

EMPLOYEE BENEFITS

						2015	2014
2010	2011	2012	2013	2014		1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
					Premiums:
$835.7	$892.6	$883.7	$849.7	$808.6	Life and AD&D	$214.3	$203.5	$202.0	$202.9	$200.2
799.9	803.3	801.4	783.0	753.8	LTD	195.1	188.1	187.1	189.4	189.2
203.7	208.0	212.6	229.0	219.0	STD	60.1	52.0	55.2	57.5	54.3
81.5	81.6	78.9	78.3	79.0	Other	21.1	20.5	19.9	19.4	19.2
(27.9)	(12.5)	4.0	(13.1)	(17.6)	Experience rated refunds	(12.6)	(1.9)	(10.3)	(1.9)	(3.5)

1,892.9	1,973.0	1,980.6	1,926.9	1,842.8	Total premiums	478.0	462.2	453.9	467.3	459.4
9.3	12.0	13.7	15.1	16.5	Administrative fees	4.0	4.3	3.8	4.2	4.2
286.3	290.6	294.3	278.5	261.1	Net investment income	63.9	64.9	64.9	66.1	65.2

2,188.5	2,275.6	2,288.6	2,220.5	2,120.4	Total revenues	545.9	531.4	522.6	537.6	528.8

					Benefits and expenses:
1,457.3	1,635.0	1,657.1	1,515.9	1,431.4	Benefits to policyholders	369.5	357.7	321.1	382.2	370.4
4.8	4.6	4.2	4.3	2.6	Interest credited	0.7	—	0.7	1.2	0.7
306.2	312.3	323.6	313.3	321.4	Operating expenses	83.0	83.1	82.2	78.7	77.4
129.9	137.1	125.1	126.7	122.6	Commissions and bonuses	37.6	29.1	30.5	29.7	33.3
31.1	33.0	33.6	31.3	27.9	Premium taxes	8.1	5.9	6.6	7.3	8.1
(25.5)	(27.4)	(18.3)	(22.2)	(23.4)	Deferral of acquisition costs	(10.6)	(6.0)	(5.3)	(3.9)	(8.2)
21.3	23.1	25.2	24.1	22.4	Amortization of deferred acquisition costs, value of business acquired and other intangible assets	5.4	5.3	5.7	5.7	5.7

1,925.1	2,117.7	2,150.5	1,993.4	1,904.9	Total benefits and expenses	493.7	475.1	441.5	500.9	487.4

$263.4	$157.9	$138.1	$227.1	$215.5	Income before income taxes	$52.2	$56.3	$81.1	$36.7	$41.4

					Benefit ratio (including interest credited):
66.8%	72.1%	72.6%	68.5%	67.6%	% of total revenues	67.8%	67.3%	61.6%	71.3%	70.2%
77.2	83.1	83.9	78.9	77.8	% of total premiums	77.4	77.4	70.9	82.0	80.8

					Statistics (% of total premiums):
16.2%	15.8%	16.3%	16.3%	17.4%	Operating expenses	17.4%	18.0%	18.1%	16.8%	16.8%
13.9	8.0	7.0	11.8	11.7	Income before income taxes	10.9	12.2	17.9	7.9	9.0

					Annualized new sales:
$156.9	$155.5	$104.0	$89.9	$87.5	Life and AD&D	$64.7	$32.2	$22.5	$5.1	$27.7
103.1	107.7	88.4	66.0	66.6	LTD	29.9	26.3	16.9	7.9	15.5
45.1	42.6	31.2	40.6	31.8	STD	17.8	12.6	7.8	2.9	8.5
25.5	30.6	21.4	25.6	29.7	Other	10.9	8.2	5.6	5.1	10.8

$330.6	$336.4	$245.0	$222.1	$215.6	Total annualized new sales	$123.3	$79.3	$52.8	$21.0	$62.5

					Persistency (% of premiums):
89.8%	89.8%	87.3%	85.2%	86.7%	Life and AD&D
89.1	89.7	87.8	87.9	88.6	LTD
87.9	87.1	86.6	91.9	82.0	STD
78.3	76.7	74.2	79.3	73.5	Other

88.7%	88.8%	86.7%	86.7%	86.1%	Total persistency

STANCORP FINANCIAL GROUP, INC.

Financial Results

(Dollars in millions)

INDIVIDUAL DISABILITY

						2015	2014
2010	2011	2012	2013	2014		1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$163.3	$172.3	$176.6	$190.5	$199.1	Premiums	$50.4	$51.8	$50.3	$48.9	$48.1
0.3	0.3	0.2	0.2	0.2	Administrative fees	—	0.1	—	0.1	—
52.6	53.0	54.7	53.7	53.1	Net investment income	13.7	13.3	13.1	13.3	13.4

216.2	225.6	231.5	244.4	252.4	Total revenues	64.1	65.2	63.4	62.3	61.5

					Benefits and expenses:
109.1	115.9	116.2	121.8	130.0	Benefits to policyholders	22.3	31.1	34.1	38.8	26.0
25.6	26.4	25.5	26.7	27.8	Operating expenses	7.6	7.1	7.1	6.8	6.8
45.8	48.0	47.6	47.5	48.0	Commissions and bonuses	12.9	12.4	12.9	11.6	11.1
3.4	3.6	3.9	3.9	3.6	Premium taxes	1.0	0.9	0.9	0.8	1.0
(35.8)	(37.1)	(37.6)	(38.1)	(38.0)	Deferral of acquisition costs	(9.1)	(8.7)	(11.3)	(9.1)	(8.9)
21.1	23.2	24.9	25.7	27.1	Amortization of deferred acquisition costs, value of business acquired and other intangible assets	6.7	6.7	7.2	6.1	7.1

169.2	180.0	180.5	187.5	198.5	Total benefits and expenses	41.4	49.5	50.9	55.0	43.1

$47.0	$45.6	$51.0	$56.9	$53.9	Income before income taxes	$22.7	$15.7	$12.5	$7.3	$18.4

					Benefit ratio:
50.5%	51.4%	50.2%	49.8%	51.5%	% of total revenues	34.8%	47.7%	53.8%	62.3%	42.3%
66.8	67.3	65.8	63.9	65.3	% of total premiums	44.2	60.0	67.8	79.3	54.1

					Statistics (% of premiums):
15.7%	15.3%	14.4%	14.0%	14.0%	Operating expenses	15.1%	13.7%	14.1%	13.9%	14.1%
28.8	26.5	28.9	29.9	27.1	Income before income taxes	45.0	30.3	24.9	14.9	38.3

$21.1	$22.2	$21.1	$21.3	$22.6	Annualized new sales	$5.7	$5.9	$7.3	$4.9	$4.5

94.8%	95.1%	95.0%	94.5%	94.6%	Persistency (% of premiums)

STANCORP FINANCIAL GROUP, INC.

Financial Results

(Dollars in millions)

ASSET MANAGEMENT

						2015	2014
2010	2011	2012	2013	2014		1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$41.5	$8.0	$6.7	$6.9	$10.5	Premiums	$3.7	$1.8	$3.1	$3.0	$2.6
121.5	119.9	118.8	124.9	133.4	Administrative fees	33.7	34.2	33.9	33.1	32.2
251.0	262.7	278.6	293.2	283.3	Net investment income	71.2	72.2	69.4	72.2	69.5

414.0	390.6	404.1	425.0	427.2	Total revenues	108.6	108.2	106.4	108.3	104.3

					Benefits and expenses:
53.4	20.3	19.7	17.7	20.8	Benefits to policyholders	6.9	5.3	5.6	5.2	4.7
153.6	156.4	167.1	172.1	162.0	Interest credited	40.4	41.8	38.0	39.4	42.8
119.0	115.2	117.4	116.5	122.7	Operating expenses	31.3	31.4	31.3	30.1	29.9
30.4	33.6	31.0	33.7	36.6	Commissions and bonuses	10.2	11.0	9.8	8.4	7.4
0.2	0.1	—	0.1	—	Premium taxes	—	—	—	—	—
0.1	—	—	—	—	Interest expense	—	—	—	—	—
(14.7)	(17.2)	(15.5)	(16.6)	(18.7)	Deferral of acquisition costs	(5.3)	(6.5)	(5.6)	(3.5)	(3.1)
16.5	20.9	20.4	22.2	25.9	Amortization of deferred acquisition costs, value of business acquired and other intangible assets	5.7	6.5	6.5	6.7	6.2

358.5	329.3	340.1	345.7	349.3	Total benefits and expenses	89.2	89.5	85.6	86.3	87.9

$55.5	$61.3	$64.0	$79.3	$77.9	Income before income taxes	$19.4	$18.7	$20.8	$22.0	$16.4

					Assets under administration:
$15,281.7	$13,764.9	$14,855.4	$17,346.4	$19,021.9	Retirement Plans	$19,832.8	$19,021.9	$18,533.4	$18,701.1	$17,790.6
2,684.2	2,975.7	3,206.4	3,378.9	3,317.7	Individual Annuities	3,338.3	3,317.7	3,290.8	3,250.4	3,310.9
2,697.3	2,691.6	2,781.5	3,056.0	3,304.1	Mortgage loans for other investors	3,324.9	3,304.1	3,255.0	3,175.3	3,114.0
1,224.5	1,001.5	849.0	913.7	884.4	Private client wealth management	858.4	884.4	894.8	901.7	913.8

$21,887.7	$20,433.7	$21,692.3	$24,695.0	$26,528.1	Total assets under administration	$27,354.4	$26,528.1	$25,974.0	$26,028.5	$25,129.3

					Annualized operating expenses:
					(% of average assets under administration)
0.57%	0.58%	0.59%	0.52%	0.47%	Retirement Plans	0.45%	0.47%	0.47%	0.47%	0.48%

					Interest credited:
					(% of net investment income)
56.5%	54.6%	53.7%	54.5%	57.9%	Retirement Plans	56.6%	57.7%	58.7%	56.6%	58.5%
69.0	66.5	68.1	65.4	61.3	Individual Annuities	62.8	62.3	56.7	58.6	67.0

$363.8	$410.3	$364.2	$387.9	$396.4	Individual Annuity sales	$119.8	$137.7	$124.0	$78.9	$55.8

$887.5	$1,007.7	$1,184.2	$1,303.1	$1,177.4	Commercial mortgage loans originated	$335.0	$256.8	$303.5	$372.0	$245.1

STANCORP FINANCIAL GROUP, INC.

Financial Results

(In millions)

OTHER

						2015	2014
2010	2011	2012	2013	2014		1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$(14.6)	$(16.7)	$(18.0)	$(18.6)	$(19.3)	Administrative fees	$(5.0)	$(4.8)	$(4.9)	$(4.8)	$(4.8)
13.8	12.9	14.0	18.1	19.7	Net investment income	4.5	5.5	5.2	3.2	5.8
					Net capital (losses) gains:
(0.7)	(1.8)	(3.2)	(1.1)	(1.2)	Total other-than-temporary impairment losses on fixed maturity securities—available-for-sale	—	(0.8)	(0.3)	(0.1)	—
(48.3)	(4.5)	(5.2)	(11.7)	(10.9)	All other net capital (losses) gains	(8.6)	(6.0)	(4.4)	0.6	(1.1)

(49.0)	(6.3)	(8.4)	(12.8)	(12.1)	Total net capital (losses) gains	(8.6)	(6.8)	(4.7)	0.5	(1.1)

(49.8)	(10.1)	(12.4)	(13.3)	(11.7)	Total revenues	(9.1)	(6.1)	(4.4)	(1.1)	(0.1)

					Benefits and expenses:
(4.6)	17.3	4.0	(13.9)	(1.3)	Operating expenses	—	0.7	(0.7)	(0.3)	(1.0)
38.8	38.9	39.9	34.4	31.8	Interest expense	7.8	7.7	7.8	7.9	8.4

34.2	56.2	43.9	20.5	30.5	Total benefits and expenses	7.8	8.4	7.1	7.6	7.4

$(84.0)	$(66.3)	$(56.3)	$(33.8)	$(42.2)	Loss before income taxes	$(16.9)	$(14.5)	$(11.5)	$(8.7)	$(7.5)

STANCORP FINANCIAL GROUP, INC.

Consolidated Balance Sheets

(In millions)

CONSOLIDATED

						2015	2014
2010	2011	2012	2013	2014		1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					ASSETS

					Investments:
$6,419.1	$6,769.5	$7,190.7	$7,120.5	$7,773.7	Fixed maturity securities—available-for-sale	$7,885.7	$7,773.7	$7,654.6	$7,468.4	$7,393.5
4,513.6	4,902.3	5,267.4	5,405.1	5,321.1	Commercial mortgage loans, net	5,366.8	5,321.1	5,342.6	5,453.3	5,383.7
153.1	92.7	95.5	65.7	37.0	Real estate, net	33.8	37.0	44.3	49.2	60.3
59.5	128.8	171.7	186.5	301.6	Other invested assets	313.8	301.6	270.5	277.4	187.9

11,145.3	11,893.3	12,725.3	12,777.8	13,433.4	Total investments	13,600.1	13,433.4	13,312.0	13,248.3	13,025.4
152.0	138.4	160.7	379.3	251.1	Cash and cash equivalents	320.6	251.1	263.3	237.7	253.0
101.9	118.8	123.0	118.2	118.4	Premiums and other receivables	132.1	118.4	132.0	122.0	118.7
110.8	111.7	109.3	106.8	108.0	Accrued investment income	108.2	108.0	108.1	105.9	107.6
938.3	949.3	972.4	988.1	994.2	Amounts recoverable from reinsurers	1,000.3	994.2	987.4	986.1	984.3
330.2	344.9	346.5	371.3	381.0	Deferred acquisition costs, value of business acquired and other intangible assets, net	380.7	381.0	376.2	368.0	371.3
36.0	36.0	36.0	36.0	36.0	Goodwill	36.0	36.0	36.0	36.0	36.0
111.5	101.3	90.7	84.7	79.3	Property and equipment, net	79.5	79.3	82.6	82.2	83.8
101.7	113.9	69.3	127.9	129.4	Other assets	71.4	129.4	94.9	124.0	135.3
4,787.4	4,593.5	5,154.3	6,393.2	7,179.8	Separate account assets	7,458.5	7,179.8	7,031.9	7,133.5	6,528.3

$17,815.1	$18,401.1	$19,787.5	$21,383.3	$22,710.6	Total assets	$23,187.4	$22,710.6	$22,424.4	$22,443.7	$21,643.7

					LIABILITIES AND SHAREHOLDERS’ EQUITY

					Liabilities:
$5,502.3	$5,683.6	$5,843.2	$5,846.9	$5,832.3	Future policy benefits and claims	$5,842.0	$5,832.3	$5,818.0	$5,855.7	$5,830.2
4,627.8	5,078.1	5,531.1	6,051.6	6,537.8	Other policyholder funds	6,628.9	6,537.8	6,372.2	6,204.6	6,174.5
50.8	103.9	148.6	61.9	60.0	Deferred tax liabilities, net	84.1	60.0	88.8	116.4	95.2
2.2	251.2	1.0	1.5	1.1	Short-term debt	1.1	1.1	1.2	1.9	1.7
551.9	300.9	551.4	551.9	503.9	Long-term debt	504.1	503.9	503.7	504.3	504.8
401.3	402.5	393.2	330.7	440.1	Other liabilities	411.9	440.1	352.9	375.7	290.3
4,787.4	4,593.5	5,154.3	6,393.2	7,179.8	Separate account liabilities	7,458.5	7,179.8	7,031.9	7,133.5	6,528.3

15,923.7	16,413.7	17,622.8	19,237.7	20,555.0	Total liabilities	20,930.6	20,555.0	20,168.7	20,192.1	19,425.0

					Shareholders’ equity:
158.2	82.4	89.6	68.0	5.3	Common stock	11.0	5.3	—	—	42.8
160.9	235.1	309.3	134.7	114.3	Accumulated other comprehensive income	153.3	114.3	188.7	225.9	184.9
1,572.3	1,669.9	1,765.8	1,942.9	2,036.0	Retained earnings	2,092.5	2,036.0	2,067.0	2,025.7	1,991.0

1,891.4	1,987.4	2,164.7	2,145.6	2,155.6	Total shareholders’ equity	2,256.8	2,155.6	2,255.7	2,251.6	2,218.7

$17,815.1	$18,401.1	$19,787.5	$21,383.3	$22,710.6	Total liabilities and shareholders’ equity	$23,187.4	$22,710.6	$22,424.4	$22,443.7	$21,643.7

STANCORP FINANCIAL GROUP, INC.

Cash and Investments Statistics

(Dollars in millions)

CONSOLIDATED

						2015	2014
2010	2011	2012	2013	2014		1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Investments:
					Fixed maturity securities—available-for-sale:
$5,620.7	$5,983.3	$6,222.3	$6,179.2	$6,715.1	Public	$6,810.8	$6,715.1	$6,615.1	$6,419.6	$6,409.0
798.4	786.2	968.4	941.3	1,058.6	Private	1,074.9	1,058.6	1,039.5	1,048.8	984.5

6,419.1	6,769.5	7,190.7	7,120.5	7,773.7	Total fixed maturity securities—available-for-sale	7,885.7	7,773.7	7,654.6	7,468.4	7,393.5
4,513.6	4,902.3	5,267.4	5,405.1	5,321.1	Commercial mortgage loans, net	5,366.8	5,321.1	5,342.6	5,453.3	5,383.7
153.1	92.7	95.5	65.7	37.0	Real estate, net	33.8	37.0	44.3	49.2	60.3
59.5	128.8	171.7	186.5	301.6	Other invested assets	313.8	301.6	270.5	277.4	187.9

11,145.3	11,893.3	12,725.3	12,777.8	13,433.4	Total investments	13,600.1	13,433.4	13,312.0	13,248.3	13,025.4
152.0	138.4	160.7	379.3	251.1	Cash and cash equivalents	320.6	251.1	263.3	237.7	253.0

$11,297.3	$12,031.7	$12,886.0	$13,157.1	$13,684.5	Total cash and investments	$13,920.7	$13,684.5	$13,575.3	$13,486.0	$13,278.4

					Percent of cash and investments:
56.8%	56.3%	55.8%	54.1%	56.8%	Fixed maturity securities—available-for-sale	56.6%	56.8%	56.4%	55.4%	55.7%
40.0	40.7	40.9	41.1	38.9	Commercial mortgage loans, net	38.6	38.9	39.4	40.4	40.5
1.4	0.8	0.7	0.5	0.3	Real estate, net	0.2	0.3	0.3	0.4	0.5
0.5	1.1	1.3	1.4	2.2	Other invested assets	2.3	2.2	2.0	2.0	1.4
1.3	1.1	1.3	2.9	1.8	Cash and cash equivalents	2.3	1.8	1.9	1.8	1.9

					Fixed maturity securities—available-for-sale:
106.7%	109.0%	110.3%	104.5%	105.2%	Market value as a % of amortized cost	106.1%	105.2%	105.3%	106.4%	105.5%

STANCORP FINANCIAL GROUP, INC.

Other Investment Statistics

(Dollars in millions)

CONSOLIDATED

						2015	2014
2010	2011	2012	2013	2014		1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Portfolio yield:
5.31%	5.08%	4.66%	4.34%	3.99%	Fixed maturity securities—available-for-sale	3.97%	3.99%	4.03%	4.15%	4.18%
6.45	6.34	6.09	5.84	5.61	Commercial mortgage loans, net	5.53	5.61	5.66	5.72	5.80

					Fixed maturity securities—available-for-sale:
					Quality rating (as % of fixed maturities):
71.8%	70.2%	66.2%	63.4%	61.8%	A- or higher	61.5%	61.8%	62.3%	62.2%	62.7%
23.0	24.6	28.4	31.0	32.7	BBB- to BBB+	32.9	32.7	32.0	31.8	31.5
3.5	3.9	3.8	4.0	3.9	BB- to BB+	4.0	3.9	3.8	4.1	4.1
1.7	1.3	1.6	1.6	1.6	B+ or lower	1.6	1.6	1.9	1.9	1.7

					Commercial mortgage loan statistics:
					Sixty-day delinquencies:
$19.6	$17.1	$21.3	$15.2	$8.6	Book value	$4.6	$8.6	$10.6	$14.4	$21.7
0.43%	0.34%	0.40%	0.28%	0.16%	Rates—overall %	0.08%	0.16%	0.19%	0.26%	0.40%

$118.6	$40.3	$23.6	$20.0	$5.2	Foreclosed during period	$—	$—	$1.7	$0.6	$2.9
9.3	5.1	9.8	7.4	0.5	In process of foreclosure	0.8	0.5	1.4	5.5	3.0
8.2	5.1	9.8	7.4	0.5	Included in sixty-day delinquencies	0.8	0.5	1.4	5.5	3.0
76.6	93.7	77.6	100.8	108.8	Net balance of restructured loans*	110.9	108.8	97.6	95.5	88.5

					Reserve balances:
$36.1	$48.1	$46.6	$43.6	$40.0	Commercial mortgage loans, net	$38.9	$40.0	$41.5	$44.4	$43.5

*	Amount is calculated using statutory accounting principles

STANCORP FINANCIAL GROUP, INC.

Financial Highlights Comparison

(Dollars in millions-except per share data)

2014 CONSOLIDATED FINANCIAL HIGHLIGHTS COMPARISON ADJUSTED FOR ASU No. 2014-01

			2014
2014			4th Qtr		3rd Qtr		2nd Qtr		1st Qtr
Adjusted*	As Reported		Adjusted*	As Reported	Adjusted*	As Reported	Adjusted*	As Reported	Adjusted*	As Reported
		Income (loss) before income taxes:
$269.4	$254.7	Insurance Services	$72.0	$69.0	$93.6	$89.3	$44.0	$39.7	$59.8	$56.7
77.9	77.9	Asset Management	18.7	18.7	20.8	20.8	22.0	22.0	16.4	16.4
(42.2)	(45.7)	Other	(14.5)	(14.4)	(11.5)	(13.2)	(8.7)	(10.4)	(7.5)	(7.7)

305.1	286.9	Total income before income taxes	76.2	73.3	102.9	96.9	57.3	51.3	68.7	65.4

94.8	67.6	Income taxes	24.6	17.1	33.1	25.8	16.5	9.4	20.6	15.3

$210.3	$219.3	Net income	$51.6	$56.2	$69.8	$71.1	$40.8	$41.9	$48.1	$50.1

		Net income per common share:
$4.89	$5.10	Basic	$1.23	$1.33	$1.63	$1.66	$0.94	$0.97	$1.10	$1.14
4.84	5.05	Diluted	1.21	1.32	1.62	1.65	0.93	0.96	1.08	1.13

$210.3	$219.3	Net income	$51.6	$56.2	$69.8	$71.1	$40.8	$41.9	$48.1	$50.1
(7.6)	(8.8)	After-tax net capital (losses) gains	(4.2)	(4.4)	(3.0)	(3.4)	0.3	(0.3)	(0.7)	(0.7)

$217.9	$228.1	Net income excluding after-tax net capital (losses) gains	$55.8	$60.6	$72.8	$74.5	$40.5	$42.2	$48.8	$50.8

$(12.1)	$(14.0)	Net capital (losses) gains	$(6.8)	$(7.2)	$(4.7)	$(5.2)	$0.5	$(0.5)	$(1.1)	$(1.1)
(4.5)	(5.2)	Tax (benefit) expense on net capital (losses) gains	(2.6)	(2.8)	(1.7)	(1.8)	0.2	(0.2)	(0.4)	(0.4)

$(7.6)	$(8.8)	After-tax net capital (losses) gains	$(4.2)	$(4.4)	$(3.0)	$(3.4)	$0.3	$(0.3)	$(0.7)	$(0.7)

		Net income per diluted common share:
$4.84	$5.05	Net income	$1.21	$1.32	$1.62	$1.65	$0.93	$0.96	$1.08	$1.13
(0.17)	(0.20)	After-tax net capital (losses) gains	(0.10)	(0.10)	(0.07)	(0.08)	—	(0.01)	(0.02)	(0.01)

$5.01	$5.25	Net income excluding after-tax net capital (losses) gains	$1.31	$1.42	$1.69	$1.73	$0.93	$0.97	$1.10	$1.14

$2,155.6	$2,171.8	Shareholders’ equity	$2,155.6	$2,171.8	$2,255.7	$2,267.3	$2,251.6	$2,261.9	$2,218.7	$2,227.9
114.3	114.3	Accumulated other comprehensive income	114.3	114.3	188.7	188.7	225.9	225.9	184.9	184.9

$2,041.3	$2,057.5	Shareholders’ equity excluding accumulated other comprehensive income	$2,041.3	$2,057.5	$2,067.0	$2,078.6	$2,025.7	$2,036.0	$2,033.8	$2,043.0

9.8%	10.1%	Net income return on average equity	9.4%	10.1%	12.4%	12.6%	7.3%	7.5%	8.8%	9.1%
10.4	10.8	Net income return on average equity (excluding accumulated other comprehensive income)	10.0	10.9	13.6	13.8	8.0	8.2	9.5	9.9
10.8	11.2	Net income return on average equity (excluding after-tax net capital (losses) gains and accumulated other comprehensive income)	10.9	11.7	14.2	14.5	8.0	8.3	9.7	10.0

		Book value per common share:
$51.23	$51.61	Including accumulated other comprehensive income	$51.23	$51.61	$53.11	$53.38	$52.42	$52.66	$50.71	$50.93
2.72	2.71	Accumulated other comprehensive income	2.72	2.71	4.45	4.44	5.26	5.26	4.22	4.23

$48.51	$48.90	Excluding accumulated other comprehensive income	$48.51	$48.90	$48.66	$48.94	$47.16	$47.40	$46.49	$46.70

*	Effective January 1, 2015, the Company adopted Accounting Standards Update (“ASU”) No. 2014-01, Accounting for Investments in Qualified Affordable Housing Projects, on a retrospective basis. In accordance with ASU No. 2014-01, the Company has adjusted its financial results for the periods prior to the first quarter of 2015. The adoption of this ASU will change the timing of the benefit realized in net income, but will not change the cumulative total benefit to net income over the life of the investments. The Consolidated Financial Highlights Comparison shows the adjusted financial results compared to the original as reported financial results for 2014.